                                                                     Exhibit 4.2

                              [STOCK CERTIFICATE]

          NUMBER                                                            SHARES
                                     AMERICAN
     APP                        APP  PHARMACEUTICAL
                                     PARTNERS, INC.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                                      CUSIP

This Certifies that





is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

------------------- AMERICAN PHARMACEUTICAL PARTNERS, INC. ---------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

      /s/ ILLEGIBLE                   [AMERICAN PHARMCEUTICAL                         /s/ ILLEGIBLE
CHIEF OPERATING OFFICER &               PARTNERS, INC. SEAL]                 PRESIDENT, CHIEF EXECUTIVE OFFICER
 CHIEF FINANCIAL OFFICER                                                                & CHAIRMAN


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
       (NEW YORK, NEW YORK)
BY         TRANSFER AGENT AND REGISTRAR
                     AUTHORIZED OFFICER

  The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                    UNIF GIFT MIN ACT     --     .................. Custodian ....................
TEN ENT  --  as tenants by the entireties                                               (Cust)                       (Minor)
JT TEN   --  as joint tenants with right of                                       under Uniform Gifts to Minors
             survivorship and not as tenants                                      Act..............................................
             in common                                                                                  (State)
                                                      UNIF TRF MIN ACT     --     .............. Custodian (until age .............)
                                                                                      (Cust)
                                                                                  ......................... under Uniform Transfers
                                                                                            (Minor)
                                                                                  to Minors Act ...................................
                                                                                                              (State)

                              Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated__________________________________

                                        X ______________________________________

                                        X ______________________________________

                                          THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                  NOTICE: UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.